UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  February 23, 2011

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Current Report on Form 8-K/A is being filed to correct Exhibit 99.1 to the Current Report on Form 8-K filed on February 23, 2011, relating to Items 2.02 and 9.01 referred to therein (the “Original Form 8-K”), which is incorporated by reference into Item 2.02 below.  Exhibit 99.1 is being re-filed to correct a typographical error contained on line one of the second paragraph on page 4, changing the by-product credits from $19 per ton to the corrected $7 per ton.  The text of Item 2.02 below is not amended or changed from that contained in the Original Form 8-K and Exhibit 99.1 is not otherwise amended or changed from that contained in the Original Form 8-K.

Item 2.02        Results of Operations and Financial Condition

On February 23, 2011, Intrepid Potash, Inc. issued a press release announcing its financial results for the fourth quarter and full year 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Intrepid Potash, Inc. dated February 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: February 24, 2011	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
Corporate Counsel and Secretary